Note 21 - Derivatives - Amounts Recorded on the Balance Sheet Related to Cumulative Basis Adjustments for Fair Value Hedges (Details) - Fair Value Hedging [Member] - Designated as Hedging Instrument [Member] - Interest Rate Swap [Member] - USD ($)
$ in Thousands
	Dec. 31, 2022	Dec. 31, 2021
Carrying Amount of the Hedged Assets	$ 25,452	$ 28,717
Cumulative Amount of Fair Value Hedging Adjustment Included in the Carrying Amount of the Hedged Assets	$ (4,548)	$ (1,283)